                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT dated as of the 21st day of August, 2001, by and among Entertainment International Ltd., a New York corporation ("ENTI"), ENTI Acquisition I Corp., a New York corporation and a wholly-owned subsidiary of ENTI (the "Buyer"), CSTI Hi-Tech Ltd., an Israeli limited liability company ("CSTI" or the "Company") and the shareholders of CSTI as set forth in Schedule 2.1(a),(collectively, the "Sellers," and individually each a "Seller"). ENTI, CSTI and the Sellers are referred to collectively herein as the "Parties."

         WHEREAS, the Sellers own beneficially and of record 1,202 ordinary shares consisting of all of the issued and outstanding ordinary shares, par value NIS 1.00 per share, of the Company (the "Company Stock") as set forth on
Schedule 2.1, hereto;

         WHEREAS, subject to and on the terms and conditions contained herein, the Sellers desires to sell to the Buyer, and the Buyer desires to purchase from the Sellers, the Company Stock in exchange for an aggregate of newly issued unregistered (under the Securities Act of 1933) shares of the common stock, par value $.01 per share, of ENTI in a transaction intended to qualify under ss.351 of the Internal Revenue Code; and

         NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                           SALE AND PURCHASE; CLOSING

         SECTION 1.1 Purchase and Sale of the Company Stock. Subject to the terms and conditions set forth herein, at the Closing, the Sellers shall sell, transfer and deliver to the Buyer, and the Buyer shall purchase, acquire and accept from the Sellers, free and clear of all liens, encumbrances, charges, claims, rights, interests, security interests and any other encumbrances whatsoever, the Company Stock.

         SECTION 1.2 Purchase Price.

                  (a) Issuance of ENTI Stock. Each share of Company Stock owned by a Seller and all rights existing with respect thereto shall be exchanged for newly issued unregistered shares of the common stock, par value $.01 per share, of ENTI (the "ENTI Stock"), to be issued as set forth below.

                  (b) thirty one million fifty two thousand four hundred and eighty three (31,052,483) shares of ENTI Stock shall be issued at the Closing (as defined herein) to the Sellers in accordance with the allocation set forth in Schedule 1.2(b) attached hereto;




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                                       2

         SECTION 1.3 Closing. Subject to the terms and conditions of this Agreement, the sale and purchase of the Company Stock contemplated hereby (the "Closing") shall take place at 2:00 p.m., local time, at the offices of Baer Marks and Upham LLP in New York on October 15, 2001, or if on such date the conditions specified in Article 5 shall not have been satisfied or waived, a date selected by Buyer not later than the fifth business day following such satisfaction or waiver (the "Closing Date").

                                   ARTICLE 2

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY,
     THE COMPANY SUBSIDIARIES AND THE CHIEF EXECUTIVE OFFICER OF THE COMPANY
          (MR. JACOB LUSTGARTEN) ON BEHALF OF HIMSELF AND OTHER SELLERS

         The Company, the Company Subsidiaries and the Chief Executive Officer of the Company (Mr. Jacob Lustgarten) on behalf of himself and other Sellers, jointly and severally, represent and warrant to the Buyer as follows:

         SECTION 2.1 Capitalization. (a) Schedule 2.1(a) sets forth a complete list of the Sellers, in each case indicating the class and number of shares of the Company's capital stock held by each such Seller. The authorized outstanding capital stock of the Company consists of one thousand eight hundred and fourteen (1,814) ordinary shares, par value NIS 1.00 per share, of which one thousand two hundred and two (1,202) shares are issued and outstanding. No shares of the Company Stock are held in the treasury of the Company. The Sellers are the record and beneficial owners of all of the Company Stock and all of such stock is duly authorized, validly issued, fully paid and non-assessable.

                  (b) Except as set forth in Schedule 2.1(b), There are no shares of Company Stock or any other equity security of the Company or any rights, options, warrants or convertible securities outstanding or other agreements to acquire shares of (or convertible into) Company Stock, nor does the Company have any contractual obligations to purchase, redeem or otherwise acquire any of its outstanding shares. No shareholder of the Company is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Company except as provided in Schedule 2.3 below.

         SECTION 2.2 Receipt of ENTI Stock. (a) Investment Representations. The ENTI Stock being issued hereunder is being acquired, and will be acquired, by the Sellers for investment for their own accounts and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act or the applicable state securities law; the Sellers acknowledge that the ENTI Stock constitutes restricted securities under Rule 144 promulgated by the Commission pursuant to the Securities Act, and the Sellers agree that no shares of ENTI Stock may be sold, transferred, assigned, pledged or otherwise disposed of except pursuant to an effective registration statement or an exemption from registration under the Securities Act, the rules and regulations thereunder, and under all applicable state securities laws. Each Seller is an "accredited investor" as that term is defined in Rule 501 of Regulation D




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                                       3

promulgated by the Commission under the Securities Act. The Sellers have the knowledge and experience in financial and business matters, are capable of evaluating the merits and risks of the investment, and are able to bear the economic risk of such investment. The Sellers have had the opportunity to make inquiries of and obtain from representatives and employees of Buyer and ENTI such other information about Buyer and ENTI as it deems necessary in connection with such investment.

                  (b) Legend. It is understood that, prior to sale of any shares of ENTI Stock pursuant to an effective registration, the certificates evidencing such shares of ENTI Stock shall bear the following (or a similar) legend (in addition to any legends which may be required in the opinion of ENTI's counsel by the applicable securities laws of any state), and upon sale of such shares pursuant to such an effective registration, new certificates shall be issued for the shares sold without such legends except as otherwise required by law:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.



                  (c) Certain Transferees. Except in the case of any transfer of any shares of ENTI Stock issued pursuant to this Agreement to a person in an open market transaction subsequent to the effective date of, and pursuant to, any registration statement covering such shares of ENTI Stock, no Seller shall transfer any such shares of ENTI Stock to any person or entity unless such transferee shall have agreed in a writing, in form and substance satisfactory to ENTI, to be bound by the provisions applicable to the Sellers under this Section
2.2 and such transfer shall be made in accordance with all applicable Federal and state securities laws.

         SECTION 2.3 No Conflicts; Consents. The execution, delivery and performance by the Company, the Company Subsidiaries and the Sellers of this Agreement and each other Transaction Document to which it, he or she is a party, the consummation of the Contemplated Transactions to which the Company and the Sellers are a party or the contemplated change of control of the stock ownership of the Company, will not (i) violate any provision of the articles of association (or comparable instruments) of the Company, any Company Subsidiary or any Seller; (ii) require the Sellers or the Company to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on
Schedule 2.3 (collectively, the "Seller Required Consents"); (iii) violate, conflict with or result in a breach or default under (after the giving of notice or the passage of time or both), or permit the termination of, any Contract of a type required to be listed on Schedule 2.3 to which the Sellers, the Company




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                                       4

Subsidiaries or the Company is a party or by which any of them or any of their Assets may be bound or subject, or result in the creation of any Lien upon the Company or any Company Subsidiary Stock or upon any of the Assets of the Company or any Company Subsidiary pursuant to the terms of any such Contract; (iv) violate any Law or Order of any Governmental Body, against, or binding upon, the Sellers or the Company, or upon their respective Assets or the Business; or (v) violate or result in the revocation or suspension of any Permit.

         SECTION 2.4 Corporate Existence and Power. (a) The Company and the Company's Subsidiaries are a, duly organized, validly existing and in good standing as corporations under the laws of Israel or its relevant jurisdiction of incorporation, and have all requisite powers and all material Permits required to carry on the Business as it is presently conducted. The Company and Company Subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary.

                  (b) Schedule 2.4 (b) sets forth the name of each wholly owned Subsidiary of the Company (collectively, the "Company Subsidiaries and each, a "Company Subsidiary"), its jurisdiction of incorporation or other organization, each jurisdiction in which it is duly qualified to do business as a foreign entity, the authorized capital stock or other ownership interests of, and the securities issued by, such Company Subsidiary. In addition to the Company is a shareholder in two additional subsidiaries which are not wholly owned and are set forth in Schedule 2.4 (b-1) (the "Additional Subsidiaries").

         SECTION 2.5 Charter Documents and Corporate Records. The Company have heretofore delivered to the Buyer true and complete copies of the articles of association, by-laws and minute books, or comparable instruments, of the Company and each Company Subsidiary, as in effect on the date hereof. The stock transfer books (or comparable instruments) of the Company and each Company Subsidiary have been made available to the Buyer for its inspection and are true and complete.

         SECTION 2.6 Financial Information; Books and Records. (a) The Company has previously furnished to the Buyer, in U.S. dollars, true and complete copies of (i) the audited financial statements at and for the twelve-month period ended December 31, 2000 of the Company, (ii) and the unaudited financial statements for the six months ended June 30, 2001 (collectively the "Annual Statements" or the "Company Financial Statements"). The Annual Statements have been prepared by Itzchaky, Leon & Co. Certified Public Accountants in accordance with the Israeli generally accepted accounting principles consistently applied as set forth in the notes thereto (without qualification in the report thereof). The Annual Statements have been furnished to Buyer, copies of which are attached hereto as
Schedule 2.6.

                  (b) All financial, business and accounting books, ledgers, accounts and official and other records relating to the Company and each Company Subsidiaries have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein.





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                                       5

         SECTION 2.7 Liabilities. Except as set forth in the Annual Statements, the Company has no indebtedness, duties, responsibilities, claims or obligations of any nature, whether absolute, accrued, contingent or otherwise (collectively, "Liabilities"), whether as principal, agent, partner, co-venturer, guarantor or in any capacity whatsoever, other than (i) Liabilities which are set forth on and reflected or reserved against in the Company Financial Statements and which remain outstanding and undischarged as of the date hereof, or (ii) Liabilities arising in the ordinary course of business of the Company since June 30 , 2001 and as set forth in the Annual Statements.

         SECTION 2.8 Absence of Certain Changes. (a) Since the Financial Statement, except as set forth in this Agreement or its Schedules the Company and each Company Subsidiary has conducted its Business in the ordinary course consistent with past practices and there has not been:

                           (i) Any material adverse change in the Condition of
the Business or any event, occurrence or circumstance that could reasonably be expected to cause such a material adverse change;

                           (ii) Any declaration, setting aside or payment of any
dividend or other distribution with respect to any shares of capital stock of the Company;

                           (iii) Any damage, destruction or other casualty loss
(whether or not covered by insurance), condemnation or other taking affecting the Assets of the Company or any Company Subsidiary to the extent material;

                           (iv) Any material change in any method of accounting
or accounting practice by the Company;

                           (v) Any material increase in the compensation payable
or to become payable to any officer, stockholder, director, partner, consultant, agent or full-time employee of the Company or any Company Subsidiary, or any alteration in the benefits payable to any thereof;

                           (vi) there has not been any (i) incurrence,
assumption or guarantee by the Company or any Company Subsidiary of any Liability other than in the ordinary course of business in amounts and on terms consistent with past practices, (ii) issuance or sale of any securities convertible into or exchangeable for debt securities of the Company, or (iii) issuance or sale of options or other rights to acquire from the Company, directly or indirectly, debt securities of the Company or any securities convertible into or exchangeable for any such debt securities; or

                           (vii) Except in the ordinary course of the Business,
consistent with past practice, any payment, directly or indirectly, of any Liability before the same became due in accordance with its terms.




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                                       6

                  (b) Except as set forth on Schedule 2.8(b) , the Company does not have any Liability that is past due, outside the ordinary course of business.

         SECTION 2.9 Intellectual Property. (a) The Company or a Subsidiary, if applicable owns or has legal right to use, sell or license all trade names and logos including applications therefor, domain names, inventions, formulas, methods and processes (all such items being hereinafter referred to as "CSTI IP") presently used or required by the Company or its Subsidiaries for the conduct of their respective businesses, without any infringement upon the proprietary rights of others.

                  (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a material breach of any instrument or agreement governing any CSTI IP, will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any CSTI IP or materially impair the right of the Company to use, sell or license any CSTI IP or portion thereof.

                  (c) Except as set forth on Schedule 2.9 (c) and the Company Subsidiaries, with respect to each item of CSTI IP required to be identified herein:

                           (i) such CSTI IP is not subject to any outstanding
injunction, judgement, order, decree, ruling or charge;

                           (ii) no action, suit, proceeding, hearing,
investigation, charge, complaint, claim or demand is pending or, to the knowledge of the Company or Sellers, is threatened which challenges the legality, validity, enforceability, use or ownership of such piece of CSTI IP; and

                           (iii) the Company has not licensed or permitted any
third party to use such piece of CSTI IP.

         SECTION 2.10 Claims and Proceedings. Except as set forth on Schedule
2.10 there are no actions, suits, claims or counterclaims or legal, administrative or arbitral proceedings or investigations (collectively, "Claims") (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or threatened on the date hereof, against or involving the Company, any Company Subsidiary or their respective assets or businesses. Except as set forth on Schedule 2.10, there are no outstanding Orders of any Governmental body against or involving the Company, any Company Subsidiary or the business.

         SECTION 2.11 Taxes.

                           (i) the Company and each Company Subsidiary has
timely filed or, if not yet due, will timely file all Tax Returns required to be filed by it for all taxable periods ending on or before the Closing Date and all such Tax Returns are true, correct and complete;




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                                       7


                           (ii) the Company and each Company Subsidiary has paid
or, if payment is not yet due, will, on or before the Closing Date, pay to the appropriate Tax Authority or have established, in accordance with Israeli GAAP and consistent with past practice, accruals that are reflected on the Interim Statements for the payment of all Taxes of the Company and each Company Subsidiary for all taxable periods ending on or before the Closing Date;

         SECTION 2.12 Employee-Related Matters. (a) Schedule 2.12 contains a true and correct list of all directors, officers, partners, full-time employees, consultants or agents of the Company and each Company Subsidiary. CSTI will furnish Buyer, prior to the Closing Date a list of all material agreements with directors, officers, partners, full-time employees, consultants and agents.

         SECTION 2.13 Compliance with Laws. Neither the Company nor any Company Subsidiary is in violation in any material respect of any order, judgment, injunction, award, citation, decree, consent decree or writ (collectively, "Orders"), or any law, statute, code, ordinance, rule, regulation or other requirement (collectively, "Laws"), of any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator (collectively, "Governmental Bodies") affecting or relating to their respective Assets, or the Business or to the employees conducting the Business.

         SECTION 2.14 Ability to Conduct Business. As of the Closing, the assets of the Company will be sufficient and adequate to permit the continued conduct of the business of the company and the Company Subsidiaries substantially as it has been conducted since January 1, 2001 and, assuming all Seller Required Consents are obtained, the consummation of the transactions contemplated by the terms of this Agreement will enable the Buyer to conduct the business substantially as it has been conducted since that date.

         SECTION 2.15 Disclosure. All documents, Exhibits and Schedules delivered or to be delivered by or on behalf of the Company or the Sellers to the Buyer in connection with this Agreement and the transactions contemplated under this Agreement are true and complete in all material respects. No representation or warranty of the Sellers contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in context in which made, not materially false or misleading. Prior to the Closing Date, CSTI will furnish Buyer with a list of all material agreements of the Company and the Company Subsidiaries.




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                                       8


                                   ARTICLE 3

                REPRESENTATIONS AND WARRANTIES OF ENTI AND BUYER

         ENTI and Buyer hereby jointly and severally represent and warrant to CSTI and Sellers as follows:

         SECTION 3.1 (a) Organization and Standing. ENTI and Buyer are a corporation duly organized, validly existing and in good standing under the laws of the state in which it was incorporated.

                  (b) Other than the Buyer which is wholly owned by ENTI, ENTI does not have any other subsidiaries.

         SECTION 3.2 Authority. ENTI and Buyer have the full legal power and authority to make, execute, deliver and perform this Agreement and the Transaction Documents. Such execution, delivery, performance and consummation have been duly authorized by all necessary action, corporate or otherwise, on the part of such Seller, and any necessary consents of holders of indebtedness of such Seller have been obtained.

         SECTION 3.3 Binding Effect. This Agreement and all Transaction Documents executed by ENTI constitute the valid and binding obligations of such party, enforceable against such Seller in accordance with their respective terms.

         SECTION 3.4 Absence of Conflicting Agreements. Neither the execution or delivery of this Agreement or any of the Transaction Documents by ENTI and Buyer nor the performance by ENTI and Buyer of the transactions contemplated hereby and thereby conflicts with, or constitutes a breach of or a default under (i) the charter or formation documents of such Seller, or (ii) any law, rule, judgment, order, writ, injunction, or decree of any court currently in effect applicable to such Seller, or (iii) any rule or regulation of any administrative agency or other governmental authority currently in effect applicable to ENTI and the ENTI Subsidiaries, or (iv) any agreement, indenture, contract or instrument to which such party is now a party or by which any of the assets of ENTI is bound.

         SECTION 3.5 Claims and Proceedings. There are no actions, suits, claims or counterclaims or legal, administrative or arbitral proceedings or investigations (collectively, "Claims") (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or threatened on the date hereof, against or involving ENTI and the ENTI Subsidiaries, any ENTI and Buyer or its respective assets or businesses. There are no outstanding Orders of any Governmental body against or involving ENTI and the ENTI Subsidiaries.

         SECTION 3.6 Capitalization. (a) Schedule 3.6 sets forth a complete list of ENTI share capital as of the date of the Closing, computed on a post reverse split basis of 20:1. The authorized capital stock of ENTI consists of one hundred and ten million (110,000,000) common shares, par value $0.01 per share, of which as of the date of the Closing, on a post




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                                       9

reverse split basis of 20:1 five million four hundred seventy nine thousand eight hundred and fifty (5,479,850) shares are issued and outstanding. No shares of ENTI are held in the treasury of the Company. The Sellers are the record beneficial owners of all of the Company Stock and all of such stock is duly authorized, validly issued, fully paid and non-assessable.

                  (b) There are no shares of ENTI Stock or any other equity security of the Enti or any rights, options, warrants or convertible securities outstanding or other agreements to acquire shares of ENTI Stock, nor does ENTI have any contractual obligations to purchase, redeem or otherwise acquire any of its outstanding shares. No shareholder of ENTI is entitled to any preemptive or similar rights to subscribe for shares of capital stock of ENTI.

         SECTION 3.7 Financial Information; Books and Records. (a) Until the Closing Date, ENTI shall furnished CSTI, in U.S. dollars, true and complete copies of ENTI's audited consolidated financial statements for the years ended on December 31, 1999, December 31, 2000 and June 30, 2001.

                  (b) All financial, business and accounting books, ledgers, accounts and official and other records relating to ENTI have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein.

         SECTION 3.8 Consents. No authorization, consent, approval, license, exemption by, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary in connection with the execution, delivery and performance of this Agreement or any of the Transaction Documents by such Seller.

         SECTION 3.9 Liabilities. Except as set forth in Schedule 3.9, ENTI and Buyer shall have no indebtedness, charges, encumbers, pledges, duties, responsibilities, claims or obligations of any nature, whether absolute, accrued, contingent or otherwise (collectively, "Liabilities"), whether as principal, agent, partner, co-venturer, guarantor or in any capacity whatsoever exceeding an aggregate of $5,000 U.S. Dollars. At the Closing Date all Liabilities, including any and all liabilities to Trans-Continental and Mr. Louis Pearlman shall be waived, canceled and written off, and Trans-Continental and Mr. Louis Pearlman shall deliver to Company an irrevocable written waivers and cancellation of Liabilities owed to them.

         SECTION 3.10 SEC and NASD Compliance. ENTI has timely filed or, if not yet due, will timely file all required SEC and NASD filing requirements or filings required to be filed by it on or before the Closing Date and all such filings are true, correct and complete; To the best of ENTI's knowledge ENTI should be eligible to have its shares traded on the NASDAQ small cap market, provided that such listing requirements are meet.

         SECTION 3.11 ENTI is not in violation in any material respect of any material order , judgment, injunction, award, citation, decree, consent decree or writ (collectively,




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                                       10

"Orders"), or any material law, statute, code, ordinance, rule, regulation or other requirement (collectively, "Laws"), of any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator (collectively, "Governmental Bodies") affecting or relating to their respective Assets, or the Business or to the employees conducting the Business.

         SECTION 3.12 Except as set forth in Schedule 3.12, ENTI does not have any material future obligations (exceeding an aggregate of $2,000) of whatever content and nature.

         SECTION 3.13 (a) The ENTI Stock to be issued on a 20:1 reverse split basis as part of the Purchase Price is validly authorized stock and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive rights, rights of first refusal or other contractual restrictions of any kind of the shareholders of ENTI, and Sellers will receive good title to the ENTI Stock free and clear of all Liens.

                  (b) ENTI will reserve a sufficient number of shares of its unissued common stock and take any other necessary action to ensure that such shares are available for issuance to the Sellers in accordance with this Section.

         SECTION 3.14 No Conflicts; Consents. The execution, delivery and performance by each of ENTI and Buyer of this Agreement and each other Transaction Document to which it is or, at the Closing, will be a party and the consummation of the Contemplated Transactions to which it is or, at the Closing, will be a party do not and will not (i) require each of ENTI and Buyer to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth in Schedule 3.15 (collectively, the "Buyer Required Consents"); (ii) if the Buyer Required Consents are obtained prior to the Closing, violate, conflict with or result in the breach or default under (after the giving of notice or the passage of time); or permit the termination of, any material Contract to which each of ENTI and Buyer is a party or by which each of ENTI and Buyer or its respective assets may be bound or subject; or (iii) if the Buyer Required Consents are obtained prior to the Closing, violate any Law or Order of any Governmental Body, against, or binding upon, the Buyer.

                                   Article 4

                            COVENANTS AND AGREEMENTS

         SECTION 4.1 Conduct of Business of the Company. (a) From the date hereof through the Closing Date, the Company agrees:

                           (i) To conduct its operations according to the
ordinary and usual course of the Business consistent with past practice, to preserve intact its present business organization and structure, to use reasonable efforts to keep available the services of its present





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                                       11


officers, agents and full-time employees, to use reasonable efforts to preserve and maintain its Assets and the good will of the Business and to use reasonable efforts to preserve its relationships with customers and suppliers, and others having business dealings with it.

                           (ii) Not to sell pledge or otherwise encumber in any
manner any of the CSTI IP.

                           (iii) To maintain in the ordinary course of the
Business, consistent with past practice and in accordance with all Contracts, the Real Property and all its material Assets in their present repair, order and condition, subject to ordinary wear and tear.

                           (iv) Not to incur any Liability (other than
Liabilities incurred in the ordinary course of the Business, consistent with past practice, which are not in the aggregate material thereto), nor enter into any Contract of a type required to be included in any Schedule hereto.

                           (v) Not to incur any Company Debt.

                           (vi) To conduct its operations according to the
ordinary and usual course of the Business, not to pay, discharge or satisfy any Claim or Liability, other than the payment, discharge or satisfaction when due and in the ordinary course of the Business of Claims or Liabilities incurred in the ordinary course of Business, consistent with past practice.

                           (vii) To conduct its operations according to the
ordinary and usual course of the Business, not to increase the compensation payable or to become payable to any officer, stockholder, director, partner, consultant, agent or full-time employee of the Company, or make any alteration in the benefits payable to any thereof or, without the prior consent of the Buyer, hire any new employees, consultants, agents or representatives.

                  (b) From the date hereof through the Closing Date, the Company and the Sellers agree that the affairs of the Company will be conducted in such a manner so that the representations and warranties of the Company and the Sellers contained herein shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date.

         SECTION 4.2 Corporate Examinations and Investigations. Prior to the Closing Date, the Company and the Sellers, on the one hand, and ENTI and the Buyer, on the other hand, agree that the other shall be entitled, through their respective directors, officers, Affiliates, employees, attorneys, accountants, representatives, lenders, consultants and other agents (collectively, "Representatives") to make such investigation of the Assets, the CSTI IP, the Business and operations of the Company or ENTI, as the case may be, and such examination of the books, records and financial condition of the Company or ENTI, as the case may be, as such party reasonably deems necessary. Any such investigation and examination shall be conducted at reasonable times, under reasonable circumstances and upon reasonable notice, and the Company and the Sellers, on the one hand, and ENTI, on the other hand, shall cooperate fully therein. In that connection, the Company and the Sellers, on the one hand, and the Buyer, on the other hand, shall make available to the Representatives of the other party during such period, without however causing any unreasonable interruption in the operations of such party, all such information and copies of such documents and records concerning the affairs of the Company, on the one hand, or ENTI, on the other hand, as such Representatives may reasonably request, shall permit the Representatives of the other party access to their respective Assets, and all parts thereof and to their respective employees, customers, suppliers and others, and shall cause such Representatives to cooperate fully in connection with such review and examination. No investigation by any party hereto shall diminish or obviate any of the representations, warranties, covenants or agreements of the other parties hereto contained in this Agreement.

         SECTION 4.3 Additional Financial Statements. Prior to November 15, 2001, as soon as available and in any event within forty five (45) calendar days after the end of each monthly accounting period of the Company ending after the date of the most recent Interim Statement, the Company and the Sellers shall furnish ENTI and the Buyer with an unaudited consolidated (if applicable) financial statement of the Company for such month in form and substance comparable to the Interim Statements and with such other financial or other information routinely prepared by the Company.

         SECTION 4.4 Filings and Authorizations. The Company and the Sellers, on the one hand, and ENTI and the Buyer, on the other, promptly after the execution and delivery of this Agreement, shall file or supply, or cause to be filed or supplied, all notifications, reports and other information required to be filed or supplied and to obtain all Permits, consents, approvals and authorizations of third parties and Governmental Bodies necessary, pursuant to the rules and regulations of the Governmental Bodies in connection with the Contemplated Transactions and which are required by such Law or rules to effectuate the consummation of the Contemplated Transactions. The Company and the Sellers, on the one hand, and ENTI and the Buyer, on the other, shall cooperate with each other in connection with such filings and furnish each other with copies of such filings and any correspondence received from any third party or Governmental Body in connection therewith. The Company and the Sellers, on the one hand, and ENTI and the Buyer, on the other, as promptly as practicable, shall make, or cause to be made, all filings and submissions under such Laws or rules as are applicable to them, and their Affiliates, as may be required for them to consummate the Contemplated Transactions in accordance with the terms of this Agreement and shall furnish copies thereof to each other party, and to the extent possible each will consult with the other, subject to applicable law relating to the exchange of information, with respect to all material written information submitted to any third party or Governmental Body, prior to such filing and shall not make any such filing or submission to which the Buyer or the Sellers, as the case may be, reasonably objects in writing. All such filings shall comply in form and content in all material respects with applicable Law. Each party will keep the other appraised of the status of material matters relating to completion of the transactions contemplated hereby. Each party agrees, upon request, to furnish the other party with all information concerning itself, directors, officers and stockholders, and such other matters as may be reasonably necessary or advisable in connection with any filing, notice or application made by or on behalf of such other party to any third party or Governmental Body.

         SECTION 4.5 Efforts to Consummate. Subject to the terms and conditions herein, each party hereto, without payment or further consideration, shall use its good faith efforts to take or cause to be taken all action and to do or cause to be done all things necessary, proper or advisable to consummate and make effective, as soon as reasonably practicable, the Contemplated Transactions, including, but not limited to, the obtaining of all Seller Required Consents and Buyer Required Consents and Permits or consents of any third party, whether private or governmental, required in connection with such party's performance of such transactions and each party hereto shall cooperate with the other in all of the foregoing.

         SECTION 4.6 Public Announcements. Prior to the Closing Date, the Company and the Sellers, on the one hand, and ENTI, on the other, will consult with each other before issuing any press release or otherwise making any public statement with respect to the Contemplated Transactions, and will not issue any such press release or make any such public statement without the prior approval of the Buyer or the Sellers, as the case may be, except as may be required by applicable Law, in which event the other party shall have the right to review and comment upon (but not approve) any such press release or public statement prior to its issuance.

         SECTION 4.7 Expenses. Except as otherwise specifically provided in this Agreement, the Buyer and the Sellers shall bear their respective expenses, and the Sellers will bear the expenses of the Company, in each case, incurred in connection with the preparation, execution and performance of this Agreement and the Contemplated Transaction, including, without limitation, all fees and expenses of their respective Representatives.

         SECTION 4.8 Confidentiality. (a) Prior to the Closing Date, the Company and the Sellers, on the one hand, and ENTI and the Buyer, on the other hand, shall hold in strict confidence, and shall use their best efforts to cause all their respective Representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or by other requirements of Law, all information concerning the other party which such party has obtained from the other party and their respective Representatives prior to, on or after the date hereof in connection with the Contemplated Transactions, and, prior thereto, the no party shall use or disclose to others, or permit the use or disclosure of, any such information so obtained, and will not release or disclose such information to any other person, except its respective Representatives who need to know such information in connection with this Agreement and who shall be advised of the provisions of this Section 4.8. The foregoing provision shall not apply to any such information to the extent (i) known by such party prior to the date such information was provided to such party in connection with the Contemplated Transactions, (ii) made known to such party from a third party not known by such party to be in breach of any confidentiality requirement or (iii) made public through no fault of such party or any of its respective Representatives.

                  (b) If the Contemplated Transactions are not consummated and if requested by the other party hereto, the party shall return to the other all tangible evidence of such information regarding such party.

                                   Article 5

                              CONDITIONS TO CLOSING

         SECTION 5.1 Conditions to the Obligations of the Parties. The obligations of the Company and the Sellers, on the one hand, and ENTI , on the other, to consummate the Contemplated Transactions are subject to the satisfaction of the following conditions:

                  (a) No Injunction. No provision of any applicable Law and no Order shall prohibit the consummation of the Contemplated Transactions.

                  (b) No Proceeding or Litigation. No claim instituted by any person shall have been commenced or pending against the Company, the Sellers, the Buyer or any of their respective Affiliates, officers or directors, which claim seeks to restrain, prevent, change or delay in any respect the Contemplated Transactions or seeks to challenge any of the terms or provisions of this Agreement or seeks damages in connection with any such transactions.

         SECTION 5.2 Conditions to the Obligations of the Company and the Sellers. The obligations of the Company and the Sellers hereunder to consummate the Contemplated Transactions are subject, at the option of the Sellers, to the fulfillment prior to or at the Closing of each of the following further conditions:

                  (a) Performance. ENTI shall have performed and complied with all agreements, obligations and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date.

                  (b) Representations and Warranties. The representations and warranties of ENTI contained in this Agreement and in any certificate or other writing delivered by ENTI pursuant hereto shall be true at and as of the Closing Date as if made at and as of such time.

                  (c) Buyer Required Consents. All Buyer Required Consents shall have been obtained.

                  (d) Reverse Stock Split ENTI's Certificate of Incorporation shall be amended in order to evidence a 20:1 reverse split of all of the issued and outstanding common stock of ENTI,

                  (e) Board of Directors. All members of the Board of Directors of ENTI and ENTI Subsidiaries shall resign from office and shall nominate alternate directors to replace them. The identity of such alternate directors shall be in the sole discretion of the Company.

                  (f) Deliveries. There shall have been delivered to the Sellers the following:

                           (i) a certificate, dated as of the Closing Date, of
the Secretary or Assistant Secretary of each of

                           (ii) ENTI and the Buyer, certifying, among other
things, that attached or appended to such certificate (A) is a true and correct copy of the certificate of incorporation and by-laws of ENTI and the Buyer and all amendments, if any, thereto as of the date thereof; (B) is a true copy of all corporate actions taken by the board of directors of ENTI and the Buyer authorizing the execution, delivery and performance of this Agreement and each other Transaction Document to be delivered by each of them pursuant hereto; and
(C) are the names and signatures of its duly elected or appointed officers who are authorized to execute and deliver this Agreement and any certificate, document or other instrument in connection herewith.

                           (iii) a signed opinion by ENTI's legal counsel, Baer,
Marks and Upham LLP, addressed to the Sellers and CSTI, dated as of the Closing Date, in a form satisfactory to Sellers..

                           (iv) certificates representing the ENTI Stock;

                  (g) The resignation letters of all members of the Board of Directors of ENTI and proper documentation of the appointment of alternate directors to ENTI's board of directors, the identity of which shall be in the sole discretion of CSTI.

         SECTION 5.3 Conditions to the Obligations of the Buyer. All obligations of the Buyer to consummate the Contemplated Transactions hereunder are subject, at the option of the Buyer, to the fulfillment prior to or at the Closing of each of the following further conditions:

                  (a) Due Diligence. For a period of thirty (30) days following the execution of this Agreement, the Buyer and its officers, directors, employees, affiliates, attorneys, accountants, financial advisers, consultants, representatives and agents (collectively, the "Buyer's Agents") shall be provided reasonable access to undertake a complete investigation of the value, patentability and marketability of the CSTI IP, and the business, affairs, operations, properties, assets and liabilities of the Company including, but not limited to, a complete examination of all books and records, contractual commitments, obligations and assets, and the obligation of the Buyer to complete the Contemplated Transactions shall be subject to a determination by the Company after such investigation that it wishes to consummate the Contemplated Transactions.

                  (b) Performance. The Company and the Sellers shall have performed and complied with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

                  (c) Representations and Warranties. The representations and warranties of the Company and the Sellers contained in this Agreement and in any certificate or other writing delivered by the Company or Sellers pursuant hereto shall be true at and as of the Closing Date as if made at and as of such time.

                  (d) Seller Required Consents. All Seller Required Consents shall have been obtained.

                  (e) Company Stock. The Buyer shall have received certificates representing the Company Stock duly endorsed in blank or accompanied by stock transfer powers duly executed in blank and in suitable form for transfer by delivery.

                  (f) No Proceeding or Litigation. No Claim instituted by any person (other than the Buyer or its Affiliates), shall have been commenced or be pending against the Seller, the Company or the Buyer or any of their Affiliates, partners, officers or directors, which Claim (i) seeks to restrain, prevent, change or delay in any material respect the transactions Contemplated under the terms of this Agreement or seeks to challenge any of the material terms or provisions of this Agreement or seeks material damages in connection with any of the Contemplated Transactions and (ii) could, in the reasonable opinion of the Buyer, (x) result in a material adverse effect in the Condition of the business or (y) delay or otherwise affect, in a manner adverse to Buyer, the transactions Contemplated under the terms of this Agreement.

                  (g) Deliveries. There shall have been delivered to the Buyer the following:

                           (i) A "Cold Comfort Letter" signed by the Company's
accountants, Itzchaky, Leon & Co..

                           (ii) A certificate, dated as of the Closing Date, of
the Secretary or Assistant Secretary of the Company, certifying, among other things, that attached or appended to such certificate (A) is a true and correct copy of the articles of association (or comparable instruments) of the Company and all amendments, if any, thereto as of the date thereof; (B) is a true copy of all corporate actions taken by the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and each other Transaction Document to be delivered by the Company pursuant hereto; and
(C) are the names and signatures of its duly elected or appointed officers who are authorized to execute and deliver this Agreement and any certificate, document or other instrument in connection herewith.

                           (iii) Stock certificates representing the Company
Stock accompanied by stock powers duly executed in favor of Buyer, in proper form for transfer, together with any other documents that are necessary to transfer to Buyer good and marketable title to the Company Stock;

                           (iv) A suitable business plan describing the
activities and business of the Company in a form and quality customary for presentation by companies seeking financing from financial institutions including three year projections, P&L and balance sheets..

                           (v) Dully executed Minutes of a shareholders meeting
of the Company authorizing this Agreement and the transactions contemplated hereunder.

                           (vi) A signed opinion of the Company's counsel, dated
the Closing Date, addressed to the Buyer, in the form satisfactory to Buyer.

         SECTION 5.4 Copies of all Seller Required Consents and material
Permits.

                                   Article 6

                                   TERMINATION

         SECTION 6.1 Termination. This Agreement may be terminated and the Contemplated Transactions may be abandoned at any time prior to the Closing:

                  (a) By mutual written consent of the of the Parties;

                  (b) By the Sellers if (i) there has been a material misrepresentation or breach of warranty on the part of the Buyer in the representations and warranties contained herein and such material misrepresentation or breach of warranty, if curable, is not cured within 30 days after written notice thereof from the Sellers; (ii) the Buyer has committed a material breach of any covenant imposed upon it hereunder and fails to cure such breach within 30 days after written notice thereof from the Sellers;

                  (c) By the Buyer, if (i) there has been a material misrepresentation or breach of warranty on the part of the Company or the Sellers in the representations and warranties contained herein and such material misrepresentation or breach of warranty, if curable, is not cured within 30 days after written notice thereof from the Buyer; (ii) the Company or Sellers have committed a material breach of any covenant imposed upon it hereunder and fails to cure such breach within 30 days after written notice thereof from the Buyer;

                  (d) By the Sellers or by the Buyer, if there shall be any Law that makes consummation of the Contemplated Transactions illegal or otherwise prohibited, or if any Order enjoining the Company, the Sellers or the Buyer from consummating the Contemplated Transactions is entered and such Order shall have become final and nonappealable;

                  (e) By the Sellers or by the Buyer, in the event that the Closing Date does not take place and occur prior to January 31, 2002.

                                   Article 7

                                  MISCELLANEOUS

         SECTION 7.1 Notices. (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, telecopied or mailed (by registered or certified mail, postage prepaid) as follows:

                           (i)   If to the Buyer, one copy to:

                                 Entertainment International Ltd.
                                 7380 Sand Lake Road
                                 Suite 350
                                 Orlando, Florida 32819
                                 Attention: Louis J. Pearlman, President

                           (ii)  If to the Company, one copy to:

                                 4 Hashlagan Stret
                                 PO Box 8624
                                 Kiryat Gat
                                 82021, Israel
                                 Attention: Jacob Lustgarten, President

                           (iii) If to the Sellers, one copy to:

                                 Mena, Shani, Elazar & Co., Law Offices
                                 and Notary
                                 35 Jabotinski st.
                                 Ramat Gan, 52511, Israel
                                 Attention: Meir Elazar, Adv.

                           (iv) Each such notice or other communication shall be
effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Section 7.1(a) (with confirmation of transmission); or (ii) if given by any other means, when delivered at the address specified in Section 7.1(a). Any party by notice given in accordance with this Section 7.1 to the other party may designate another address (or telecopier number) or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

         SECTION 7.2 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) and the other Transaction Documents executed in connection with the consummation of the Contemplated Transactions contain the entire agreement among the parties with respect to the subject matter hereof and the Contemplated Transactions and supersede all prior agreements, written or oral, with respect thereto.

         SECTION 7.3 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed or extended only by a written instrument signed by the Sellers and the Buyer. The provisions hereof may be waived in writing by the Sellers and the Buyer. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

         SECTION 7.4 Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws rules thereof.

         SECTION 7.5 Binding Effect; No Assignment. This Agreement and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. This Agreement may not be assigned (including by operation of Law) by the Sellers or the Company without the express written consent of the Buyer and any purported assignment, unless so consented to, shall be void and without effect. Nothing herein express or implied is intended or shall be construed to confer upon or to give anyone other than the parties hereto and their respective heirs, legal representatives and successors any rights or benefits under or by reason of this Agreement and no other party shall have any right to enforce any of the provisions of this Agreement.

         SECTION 7.6 Exhibits. All Exhibits and Schedules attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

         SECTION 7.7 Severability. If any provision of this Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been included herein.

         SECTION 7.8 Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

         SECTION 7.9 Third Parties. Except as specifically set forth or referred to herein, nothing herein express or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement or the Contemplated Transactions.

         SECTION 7.10 Further Assurances. At any time and from time to time after the Closing Date, upon the request of the Buyer, the Sellers will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, all such further documents, instruments or assurances, as may be necessary, the desirable or proper to carry out the intent and accomplish the purposes of this Agreement. The Sellers and the Buyer will each, respectively, bear their or its own costs and expenses incurred in compliance with the first sentence of this Section 7.10.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the date set forth above.

                                     BUYER:

                                     ENTI ACQUISITION I CORP.


                                     By: /s/ Louis J. Pearlman
                                        ---------------------------------------
                                             Louis J. Pearlman, President


                                     ENTI:

                                     ENTERTAINMENT INTERNATIONAL, LTD.


                                     By: /s/ Louis J. Pearlman
                                        ---------------------------------------
                                              Louis J. Pearlman, President


                                     THE COMPANY:

                                     CSTI HI-TEC LTD.


                                     By:
                                        ---------------------------------------
                                               Jacob Lustgarten, President



                                     SELLERS:

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the date set forth above.

                                     BUYER:

                                     ENTI ACQUISITION I CORP.


                                     By:
                                        ---------------------------------------
                                             Louis J. Pearlman, President


                                     ENTI:

                                     ENTERTAINMENT INTERNATIONAL, LTD.


                                     By:
                                        ---------------------------------------
                                              Louis J. Pearlman, President


                                     THE COMPANY:

                                     CSTI HI-TEC LTD.


                                     By: /s/ Jacob Lustgarten
                                        ---------------------------------------
                                               Jacob Lustgarten, President



                                     SELLERS:

Burntwood Limited                         Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------


Saffray Limited                           Outlets Ltd.
---------------------                     -------------------------


Mullinger Limited                         Link Business Solutions
---------------------                     -------------------------


Outlets Ltd.                              Lial Hi-Tec Ltd.
                                          s/s
---------------------                     -------------------------


Link Business Solutions                   Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------

Burntwood Limited                         Cedarwood Trading and
s/s                                       Investments Ltd.
---------------------                     -------------------------


Saffray Limited                           Outlets Ltd.
---------------------                     -------------------------


Mullinger Limited                         Link Business Solutions
---------------------                     -------------------------


Outlets Ltd.                              Lial Hi-Tec Ltd.
---------------------                     -------------------------


Link Business Solutions                   Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------

Burntwood Limited                         Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------


Saffray Limited                           Outlets Ltd.
For Wesley Secretaries
Limited, Secretary
---------------------                     -------------------------


Mullinger Limited                         Link Business Solutions
---------------------                     -------------------------


Outlets Ltd.                              Lial Hi-Tec Ltd.
---------------------                     -------------------------


Link Business Solutions                   Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------

Burntwood Limited                         Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------


Saffray Limited                           Outlets Ltd.
---------------------                     -------------------------


Mullinger Limited                         Link Business Solutions
s/s
---------------------                     -------------------------


Outlets Ltd.                              Lial Hi-Tec Ltd.
---------------------                     -------------------------


Link Business Solutions                   Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------

Burntwood Limited                         Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------


Saffray Limited                           Outlets Ltd.
---------------------                     -------------------------


Mullinger Limited                         Link Business Solutions
---------------------                     -------------------------


Outlets Ltd.                              Lial Hi-Tec Ltd.
/s/ Alan Saisnford
---------------------                     -------------------------


Link Business Solutions                   Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------

Burntwood Limited                         Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------


Saffray Limited                           Outlets Ltd.
---------------------                     -------------------------


Mullinger Limited                         Link Business Solutions
---------------------                     -------------------------


Outlets Ltd.                              Lial Hi-Tec Ltd.
---------------------                     -------------------------


Link Business Solutions                   Cedarwood Trading and
2.10.2001                                 Investments Ltd.
/s/ Hubert Bish
---------------------                     -------------------------

Burntwood Limited                         Cedarwood Trading and
                                          Investments Ltd.
---------------------                     -------------------------


Saffray Limited                           Outlets Ltd.
---------------------                     -------------------------


Mullinger Limited                         Link Business Solutions
---------------------                     -------------------------


Outlets Ltd.                              Lial Hi-Tec Ltd.
---------------------                     -------------------------


Link Business Solutions                   Cedarwood Trading and
                                          Investments Ltd.
                                          s/s
---------------------                     -------------------------

                                 Schedule 1.2(b)


----------------------------------------------------------
Shareholder's Name                 Number of
                                   ENTI shares to
                                   be issued
----------------------------------------------------------
Burntwood Limited                                 490,846
----------------------------------------------------------
Saffray Limited                                   490,846
----------------------------------------------------------
Mullinger Limited                                 645,850
----------------------------------------------------------
Cedarwood Trading and                             335,842
Investments Ltd.
----------------------------------------------------------
Outlets Ltd.                                    3,255,085
----------------------------------------------------------
Link Business Solutions                        12,917,007
----------------------------------------------------------
Lial Hi-Tec Ltd.                               12,917,007
----------------------------------------------------------


                                  Schedule 2.1

1. A certain Agreement by and among the Company and certain investors dated as of January 19, 1997.

2. Warrant agreement dated as of March 28, 1999 between the Company and the Industrial Development Bank Ltd.

3. Warrant Agreement between the Company and Itzchaky, Leon & Co. Certified Public Accountants.

                                  Schedule 2.1(b)

1. A certain Agreement by and among the Company and certain investors dated as of January 19, 1997.

2. An Agreement dated as of March 28, 1999 between the Company and the Industrial Development Bank Ltd.

3. An Agreement between the Company and Itzchaky, Leon & Co. Certified Public Accountants.

                                  Schedule 2.3

1. A certain Agreement by and among the Company and certain investors dated as of January 19, 1997.

2. The Articles of Association of the Company.

                                Schedule 2.4 (b)

--------------------------------------------------------------------------------
                        List Of Fully owned Subsidiaries
--------------------------------------------------------------------------------
Name of Company                               Address
--------------------------------------------------------------------------------
CSTI Hi-Tech (projects 1998) Ltd.             4 Ashlagan St., Kyriat Gat
--------------------------------------------------------------------------------
CSTI Italy S.R.L                              Via S. Casati 20, Milano, Italy
--------------------------------------------------------------------------------

                                  Schedule 2.4 (b-1)

-------------------------------------------------------------------------------------------------------
                                        List Of Fully owned Subsidiaries
-------------------------------------------------------------------------------------------------------
Name of Company                         Address                                   Holdings
-------------------------------------------------------------------------------------------------------
CSTC GmbH                               Betrieb 12107 Berlin Lankwitzer           33.3%
                                        Strabe 39
-------------------------------------------------------------------------------------------------------
Scandivian Gas Technology               Botkyrka Vagen 4, S-143 01
CST AB                                  VARBY Sweden                              25%
-------------------------------------------------------------------------------------------------------

                                  Schedule 2.6

The Financial Statements attached hereto.

                                CSTI HI-TEC LTD.

                                 Balance Sheets

                                 (In thousands)


                                                       AT 31 DECEMBER
                                                  -------------------------
                                  Note             2000               2000
                                  ----            ------             ------
                                                   N.I.S              U.S $
                                                   -----              ----
CURRENT ASSETS

  Cash and cash equivalents                          245                61
  Trade receivables                 3              4,826             1,194
  Other receivables                 4              3,952               978
  Inventory                                        2,597               643
                                                  ------            ------

                                                  11,620             2,876
                                                  ------            ------

INVESTMENT

  Investment in a subsidiary        5                 40                10
                                                  ------            ------


FIXED ASSETS                        6

  Cost                                             5,898             1,460
  Accumulated depreciation                         2,279               564
                                                  ------            ------


                                                   3,619               896
                                                  ======            ======

                                                  15,279             3,782
                                                  ======            ======

                                CSTI HI-TEC LTD.

                                 Balance Sheets

                                 (In thousands)

                                                                                   AT 31 DECEMBER
                                                                            ---------------------------
                                                                Note          2000               2000
                                                                ----        -------            --------
                                                                              N.I.S             U.S $
                                                                              -----             -----
CURRENT LIABILITIES
  Short-term credit                                               7           7,553             1,869
  Trade payable                                                   8           5,110             1,264
  Advance payments for on-going work, net                         9           3,516               870
  Other payables and credits                                     10           1,633               404
                                                                            -------            ------

                                                                             17,812             4,407
                                                                            -------            ------
LONG-TERM LIABILITIES
  Shareholders' loans                                            11             314                78
  Loan-term bank loans                                           12               -                 -
  Liability for employee rights upon retirement, net of
  amount funded                                                  13             202                50
                                                                            -------            ------


                                                                                516               128
                                                                            -------            ------
CONTINGENCIES AND COLLATERALS                                    14

CAPITAL DEFICIENCY
  Share capital                                                  15a              1                 1
  Premium shares                                                              1,708               423
  Receipts of account of shares                                  15b            707               175
  Deficit                                                                    (5,465)           (1,352)
                                                                            -------            ------

                                                                             (3,049)             (753)
                                                                            =======            ======
                                                                             15,279             3,782
                                                                            =======            ======

                                CSTI HI-TEC LTD.

                           Statements Of Profit & Loss

                                 (In thousands)

                                                                                         FOR THE YEAR ENDED
                                                                                            31 DECEMBER
                                                                                   -----------------------------
                                                                    Note           2000                    2000
                                                                    ----           -----                   -----
                                                                                   N.I.S                   U.S $
                                                                                   -----                   -----
Sales                                                                16            20,427                   5,055

Cost of sales                                                        17            14,486                   3,585
                                                                                   ------                   -----

Gross profit                                                                        5,941                   1,470

Administrative and general expenses                                  18             4,725                   1,169
                                                                                    -----                   -----

Operating profit (loss), before financing expenses
                                                                                    1,216                     301
                                                                                    -----                   -----

Financing expenses, net                                                               483                     120
                                                                                    -----                   -----

Operating profit (loss), after financing expenses
                                                                                      733                     181

Other expenses                                                       19              (393)                    (97)
                                                                                    -----                   -----

Profit                                                                                340                      84
                                                                                    =====                   =====

                                CSTI HI-TEC LTD.

                  Statements Of Changes In Shareholders' Equity

                                 (In thousands)

                                                                 Receipts on account        Retained        Total shareholders'
                              Share capital     Premium shares        of shares         earnings (deficit)   equity (deficit)
                              --------------    --------------   -------------------    -----------------    ---------------
                              N.I.S    U.S $    N.I.S    U.S $    N.I.S       U.S $    N.I.S       U.S $     N.I.S     U.S $
                              -----    -----    -----    -----    -----       -----    -----       -----     -----    ------
Balance, January 1, 2000        1        1      1,708     423      707         175    (5,805)    (1,436)     (3,389)   (837)

Profit                          -        -        -        -        -           -        340         84         340      84
                               ---      ---     -----     ---      ---         ---    ------     ------      ------    ----

Balance, December 31, 2000      1        1      1,708     423      707         175    (5,465)    (1,352)     (3,049)   (753)
                               ===      ===     =====     ===      ===         ===    ======     ======      ======    ====

                                CSTI HI-TEC LTD.
                             Statements of Cash Flow
                                 (In thousands)


                                                                               FOR THE YEAR ENDED
                                                                                  31 DECEMBER
                                                                            ------------------------
                                                                             2000              2000
                                                                            -------           ------
                                                                             N.I.S             U.S $
                                                                             -----             -----
CASH USED IN OPERATING ACTIVITIES
  Profit (Loss)                                                                 340               84
 Adjustments required to reconcile (loss) profit to
  net cash basis used in operating activities (Appendix A)                   (1,154)            (286)
                                                                             ------           ------

  Net cash used in operating activities                                        (814)            (202)
                                                                             ------           ------

CASH USED IN INVESTING ACTIVITIES
  Purchase of fixed assets                                                   (1,282)            (317)
  Proceeds from sale of fixed assets                                             24                6
                                                                             ------           ------

  Net cash used in investing activities                                      (1,258)            (311)
                                                                             ------           ------

CASH PROVIDED BY FINANCING ACTIVITIES
  Changes in short-term credit, net                                           2,263              560
  Repayment of short-term loans                                                (392)             (97)
  Proceeds from short-term loans                                                612              151
  Repayment of long-term loans                                                 (503)            (124)
  Repayment of shareholders loan                                                (50)             (12)
                                                                             ------           ------

  Net cash provided by financing activities                                   1,930              478
                                                                             ======           ======

(DECREASE) IN CASH AND CASH EQUIVALENTS                                        (142)             (35)

CASH AND CASH EQUIVALENTS BEGINNING OF THE YEAR                                 387               96
                                                                             ------           ------


CASH AND CASH EQUIVALENTS - END OF THE YEAR                                     245               61
                                                                             ======           ======

                                CSTI HI-TEC LTD.

                     Appendix To The Statements Of Cash Flow

                                 (In thousands)



   Adjustments Required To Reconcile Profit (Loss) To Net Cash Basis Used In
                              Operating Activities


                                                                      FOR THE YEAR ENDED
                                                                         31 DECEMBER
                                                                   ------------------------
                                                                   2000                2000
                                                                   ----                ----
                                                                   N.I.S               U.S $
                                                                   -----               -----
Items not affecting cash flow:

Depreciation                                                         963               238
Profit on sale of fixed assets                                        (3)               (1)
(Decrease) Increase in liability for employee rights upon
retirement, net of amount funded                                    (175)              (43)

Interest and linkage on long-term loans                               (7)               (2)
                                                                  ------            ------

                                                                     778               192
                                                                  ------            ------

Changes in working capital:

(Increase) in trade receivables                                   (3,513)             (869)
(Increase) in other receivables                                   (2,078)             (514)
(Increase) in inventory                                           (2,356)             (583)
Increase in advance payments deduction for on-going work           3,352               830
Increase in trade payable                                          2,584               639
Increase in other payables and credits                                79                19
                                                                  ------            ------

                                                                  (1,932)             (478)
                                                                  ======            ======

Total adjustments required to reconcile (loss) profit to net
cash basis used in operating activities                           (1,154)             (286)
                                                                  ======            ======

                                CSTI HI-TEC LTD.

                        Notes To The Financial Statements


Note 1 - General

CSTI (Clean Systems Technology Israel) Hi-Tec Ltd. ("the company") is an Israeli Company engaged in design, manufacture, installation and maintenance of ultra-high purity systems for gases and liquids for the processing industry. The company commenced its operations in March 1995.


Note 2 - Significant accounting policies

The significant accounting policies, that were used in the preparation of the financial statements, in accordance with prior year, include the following:

A.   Revenue recognition

     Revenues from on-going contractor projects are recognized according to the stage of completing of the contract activity, after performing at least 25% of each contract activity.

B.   Cash equivalents

     Cash equivalents includes short-term deposits original maturity of not more than three months.

C.   Inventory and on-going work

     1. Inventory is valued at the lower of cost and net realizable value. Cost is determined by the "first in first out" (FIFO) method.

     2. On-going work is valued at direct cost of work and material and overhead expenses.

D.   Fixed assets

     Fixed assets are recorded at cost and are depreciated over their estimated useful lives, on the straight- Line method.


      Depreciation rates:
      Annual depreciation rates are as follow:                 %
                                                              ---
      Leasehold improvement                                   10
      Machinery and equipment                                6-20
      Clean room                                              10
      Office furniture and equipment                         6-33
      Vehicles                                                15


E.   Investment

     Investment in a subsidiary is included as cost and not consolidated.

                                CSTI HI-TEC LTD.

                        Notes To The Financial Statements

                                 (In thousands)

Note 2 - Significant accounting policies (continued)

F.   Adjusted financial statements

     The financial statements have been prepared in accordance with generally accepted accounting principles, on the historical cost basis, without giving expression to the effect of the changes in the general purchasing power of the Israeli currency during the year, as indicated by the Israeli Consumer Price Index.

G.   Convenience translation

     The adjusted financial statements as of December 31, 2000 have been translated into U.S. dollars using the representative exchange rate as of that date (U.S. $ = NIS 4.040). The translation was made solely for the convenience of the reader. The dollar amounts so presented in these financial statements should not be construed as representing amounts receivable or payable in dollars or convertible into dollars, unless otherwise indicated.

H.   Significant estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amount of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

I.   Fair value of derivative instruments

     The accountant number of cash and cash equivalents, short-term investments, trade receivables, debtors, bank credit and others, trade payables, creditors are at their fair value.


Note 3 - Trade receivables

                                                      AT 31 DECEMBER
                                                      --------------
                                                           2000
                                                      --------------
Open accounts domestic                                      843
Open accounts abroad                                      4,068
Collectable cheques                                           8
                                                          -----

                                                          4,919
Less, allowance for doubtful accounts                       93
                                                          -----

                                                          4,826
                                                          =====

                                CSTI HI-TEC LTD.

                        Notes To The Financial Statements

                                 (In thousands)


Note 4 - Other receivables

                                                          AT 31 DECEMBER
                                                          --------------
                                                               2000
                                                          --------------
Income receivable                                             2,856
Other debits                                                    895
Sundry and prepaid expenses                                     201
                                                              -----

                                                              3,952
                                                              =====


Note 5 - Investment in a subsidiary

In 1997 the Company started a fully owned subsidiary in Italy named C.S.T. ITALY. The subsidiary is responsible for all of the Company's activities in Italy.


Note 6 - Fixed assets

A. The fixed assets consist of the following:

                                                                                 Office
                                                        Machinery                Furniture
                                          Leasehold     And           Clean      And
                                  Land    Improvements  Equipment     Room       Equipment    Vehicles     Total
                                  ----    ------------  ---------     ----       ---------    --------     -----
Cost
At January 1,2000                  436         321       2,442         716          370          353       4,638
Additions during the year           -          233         343         328          250          128       1,282
Deductions during the year          -           -          -            -            -           (22)        (22)
                                   ---         ---       -----         ---          ---          ---       -----

As at December 31, 2000            436         554       2,785       1,044          620          459       5,898
                                   ---         ---       -----         ---          ---          ---       -----

Accumulated depreciation
At 1 January, 2000                  -          190         684         209          169           65       1,317
Additions during the year           -           20         298         507           71           66         962
Deductions during the year          -           -           -           -            -            -           -
                                   ---         ---       -----         ---          ---          ---       -----

As at December 31, 2000             -          210         982         716          240          131       2,279
                                   ---         ---       -----         ---          ---          ---       -----

Depreciated cost
As at December 31, 2000            436         344       1,803         328          380          328       3,619
                                   ===         ===       =====         ===          ===          ===       =====


B. Collaterals - See note 14.

                                CSTI HI-TEC LTD.

                        Notes To The Financial Statements

                                 (In thousands)


Note 7 - Short - term credit

                                                      AT 31 DECEMBER
                                                      --------------
                                                           2000
                                                      --------------
Short-term credit from banks                              6,918
Short-term loans                                            354
Current maturities of long-term liabilities                 281
                                                          -----

                                                          7,553
                                                          =====


Note 8 - Trade payable

                                                      AT 31 DECEMBER
                                                      --------------
                                                           2000
                                                      --------------
Open accounts domestic                                    2,375
Open accounts abroad                                        990
Post - dated cheques                                      1,745
                                                          -----

                                                          5,110
                                                          =====


Note 9 - Advance payments for on-going work

                                                      AT 31 DECEMBER
                                                      --------------
                                                           2000
                                                      --------------
Advance payments                                          6,867
Less, cost of on-going work                               3,351
                                                          -----

                                                          3,516
                                                          =====


Note 10 - Other payables and credits

                                                      AT 31 DECEMBER
                                                      --------------
                                                           2000
                                                      --------------
Institutions                                               215
Wages payable                                              793
Accrued liabilities                                        625
                                                         -----

                                                         1,633
                                                         =====

                                CSTI HI-TEC LTD.

                        Notes To The Financial Statements

                                 (In thousands)


Note 11 - Shareholders' loans

Loans from shareholders are not linked and are non-interest bearing. Maturity dates have not been determined yet.


Note 12 - Long-term bank loan

                                                Annual rate of interest         AT 31 DECEMBER
                                                -----------------------         --------------
                                                                                     2000
                                                                                --------------
         Non linked loans from banks                         12.7%                   281
         Less - current maturities                                                   281
                                                                                     ---

                                                                                      -
                                                                                     ===


Note 13 - Liability for employee rights upon retirement, net of amount funded

A. The reserve for severance pay consist of the following:

                                                      AT 31 DECEMBER
                                                      --------------
                                                           2000
                                                      --------------
    Accrued severance pay                                   330
    Less, amounts in funds                                  128
                                                            ---

                                                            202
                                                            ===


B. The company's reserve for severance pay is pursuant to the Israeli law. The accrued severance pay reflects the Company's liability to its employees. The deposit in approved funds include and linkage increments thereon.

                                CSTI HI-TEC LTD.

                        Notes to the Financial Statements

                                 (In thousands)


Note 14 - Contingencies and collaterals


A. In order to secure its debts to the banks, the company placed collaterals at unlimited amounts, on all its assets, shares, goodwill and insurance privileges.

B. In 2000 there were two claims from suppliers against the Company, in the amount of 18,000 NIS and 5,000 NIS.

      In the financial statements the disclosure is on the amount of 10,000 NIS.


Note 15 - Share capital


A.   The balances as at December 31, 2000:

                                                  Authorized        Issued And Paid
                                                  ----------        ---------------
    Common shares at 1 N.I.S Par value each         1,814                 1,151
                                                    -----                 -----

                                                    1,814                 1,151
                                                    =====                 =====


B. In January 1997, an agreement to invest in the Company was reached between the Company and foreign investors. The agreement specifies a number of terms for issuance of Company shares. 51 shares will be issued in 2001.


Note 16 - Sales

                                                         Years Ended December 31
                                                         -----------------------
                                                                  2000
                                                         -----------------------
Domestic sales                                                   13,742
Sales abroad                                                      6,685
                                                                 ------

                                                                 20,427
                                                                 ======

                                CSTI HI-TEC LTD.

                        Notes to the Financial Statements

                                 (In thousands)


Note 17 - Cost of sales

                                                         Years Ended December 31
                                                         -----------------------
                                                                  2000
                                                         -----------------------
Materials
    Inventory at January 1                                         241
    Materials purchase                                          10,752
    Inventory at December 31                                    (2,597)
                                                                ------

                                                                 8,396
                                                                ------

Salaries and related expenses                                    4,742
Subcontractors                                                   1,012
Cost of service abroad                                           1,326
Rent and taxes                                                     307
Vehicles and transportation                                        902
Equipment maintenance and insurance                                280
Sundry                                                             151
Depreciation                                                       356
Changes in on - going work                                     (2,986)
                                                               -------

                                                                14,486
                                                                ======


Note 18 - Administrative and general expenses

                                                         Years Ended December 31
                                                         -----------------------
                                                                  2000
                                                         -----------------------
Salaries and related expenses                                    1,914
Vehicles and transportation                                         67
Professional fees                                                  881
Telephone                                                          368
Office and office maintenance                                      167
Foreign travel                                                     622
Advertising                                                         61
Depreciation                                                        99
Doubtful accounts                                                   54
Sundry                                                             492
                                                                 -----

                                                                 4,725
                                                                 =====

                                CSTI HI-TEC LTD.

                        Notes to the Financial Statements

                                 (In thousands)


Note 19 - Other expenses

                                                         Years Ended December 31
                                                         -----------------------
                                                                  2000
                                                         -----------------------
Depreciation of old clean room and leasehold improvement          (507)
Capital gain                                                         3
Other income                                                       111
                                                                  ----

                                                                  (393)
                                                                  ====

                                CSTI HI-TEC LTD.

                                 Balance Sheets

                                 (In thousands)


                                                                           AT 30 JUNE
                                                          Note                2001
                                                          ----        --------------------

                                                                      N.I.S         U.S $
                                                                      -----         -----
CURRENT ASSETS

  Cash and cash equivalents                                               336            81
  Trade receivables                                         3           9,325         2,239
  Other receivables                                         4             838           201
  Inventory                                                             3,025           726
                                                                       ------         -----

                                                                       13,524         3,247
                                                                       ------         -----


INVESTMENTS

  Investment in a subsidiary                                5              40            10
                                                                       ------         -----



FIXED ASSETS                                                6

  Cost                                                                  7,087         1,702
  Accumulated depreciation                                              2,586           621
                                                                       ------         -----

                                                                        4,501         1,081
                                                                       ------         -----


                                                                       18,065         4,338
                                                                       ======         =====

                                CSTI HI-TEC LTD.

                                 Balance Sheets

                                 (In thousands)


                                                                                  AT 30 JUNE
                                                                Note                  2001
                                                                ----        ----------------------
                                                                            N.I.S            U.S $
                                                                            -----            -----
CURRENT LIABILITIES
  Short-term credit                                               7         5,020             1,205
  Trade payable                                                   8         7,057             1,694
  Advance payments for on-going work, net                         9           537               129
  Other payables and credits                                     10         2,016               484
                                                                           ------            ------

                                                                           14,630             3,512
                                                                           ------            ------
LONG-TERM LIABILITIES
Shareholders' loans                                              11            62                15
Long-term bank loans                                             12            11                 3
Liability for employee rights upon retirement, net of amount
funded                                                           13           245                59
                                                                           ------            ------

                                                                              318                77
                                                                           ------            ------
CONTINGENCIES AND COLLATERALS                                    14

SHAREHOLDERS' EQUITY
  Share capital                                                  15a            1                 1
  Premium shares                                                            1,708               410
  Receipts of account of shares                                  15b          707               170
  Retained earning                                                            701               168
                                                                           ------            ------

                                                                            3,117               749
                                                                           ------            ------

                                                                           18,065             4,338
                                                                           ======            ======

                                CSTI HI-TEC LTD.

                              Statements Of Income

                                 (In thousands)

                                                                        FOR THE PERIOD ENDED
                                                                             30 JUNE
                                                                        --------------------
                                                            Note               2001
                                                            ----        --------------------
                                                                        N.I.S        U.S $
                                                                        -----        -----
Sales                                                        16        30,947        7,430

Cost of sales                                                17        21,373        5,131
                                                                       ------        -----

      Gross profit                                                      9,574        2,299

Administrative and general expenses                          18         2,872          690
                                                                        -----       ------

Operating profit, before financing expenses
                                                                        6,702        1,609

Financing expenses, net                                                   472          113
                                                                        -----       ------

Operating profit, after financing expenses                              6,230        1,496

Other expenses                                                             (2)          (1)
                                                                        -----       ------

Income before income taxes                                              6,228        1,495

Income taxes                                                 19            62           15
                                                                        -----       ------


Profit                                                                  6,166        1,480
                                                                        =====        =====

                                CSTI HI-TEC LTD.

                  Statements Of Changes In Shareholders' Equity

                                 (In thousands)


                                                               Receipts on account  Retained Earnings  Total shareholders'
                              Share capital     Premium shares       of shares          (deficit)        equity (deficit)
                              -------------    --------------- -------------------  -----------------  -------------------
                              N.I.S    U.S $   N.I.S      U.S $   N.I.S    U.S $    N.I.S     U.S $    N.I.S      U.S $
                              -----    -----   -----      -----   -----    -----    -----     -----    -----      -----
Balance, December 31, 2000        1        1    1,708      410      70       1    (5,465)   (1,312)   (3,049)     (731)

Profit                            -        -      -         -        -       -     6,166     1,480     6,166     1,480
                                ---      ---    -----      ---      --      ---    -----     -----     -----     -----

Balance, June 30, 2001            1        1    1,708      410      70       1       701               3,117       749
                                ===      ===    =====      ===      ==      ===    =====     =====     =====     =====


                                CSTI HI-TEC LTD.

                             Statements of Cash Flow

                                 (In thousands)

                                                                                FOR THE PERIOD ENDED
                                                                                      30 JUNE
                                                                                --------------------
                                                                                        2001
                                                                                --------------------
                                                                                  N.I.S     U.S $
                                                                                  -----     -----
CASH PROVIDED BY OPERATING ACTIVITIES
  Profit                                                                          6,166     1,480
  Adjustments required to reconcile loss profit to net cash basis used in
    operating activities (Appendix A)                                            (2,098)     (503)
                                                                                 ------      ----

  Net cash provided by operating activities                                       4,068       977
                                                                                 ------      ----

CASH USED IN INVESTING ACTIVITIES
  Purchase of fixed assets                                                       (1,272)     (305)
  Proceeds from sale of fixed assets                                                 69        16
                                                                                 ------      ----

  Net cash used in investing activities                                          (1,203)     (289)
                                                                                 ------      ----

CASH USED IN FINANCING ACTIVITIES
  Changes in short-term credit, net                                              (2,162)     (519)
  Repayment of short-term loans                                                    (302)      (73)
  Proceeds from long-term loans                                                     100        24
  Repayment of long-term loans                                                     (158)      (38)
  Repayment of shareholders loan                                                   (252)      (60)
                                                                                 ------      ----

  Net cash (used in) financing activities                                        (2,774)     (666)
                                                                                 ------      ----

INCREASE IN CASH AND CASH EQUIVALENTS                                                91        22

CASH AND CASH EQUIVALENTS - BEGINNING OF THE PERIOD                                 245        59
                                                                                 ------      ----

CASH AND CASH EQUIVALENTS - END OF THE PERIOD                                       336        81
                                                                                 ======      ====


                                CSTI HI-TEC LTD.

                     Appendix To The Statements Of Cash Flow

                                 (In thousands)


            Adjustments required to reconcile loss to net cash basis
                          used in operating activities

                                                                                FOR THE PERIOD ENDED
                                                                                      30 JUNE
                                                                                --------------------
                                                                                        2001
                                                                                --------------------
                                                                                N.I.S           U.S $
                                                                                -----           -----
Items not affecting cash flow:

Depreciation                                                                     319              77
Loss on sale of fixed assets                                                       2               1
Increase in liability for employee rights upon retirement, net of amount
funded                                                                            43              10
                                                                              ------           -----

                                                                                 364              88
                                                                              ------           -----

Changes in working capital:

Increase in trade receivables                                                 (4,499)         (1,080)
Decrease in other receivables                                                  3,114             748
Increase in inventory                                                           (428)           (103)
Decrease in advance payments deduction for on-going work                      (2,979)           (715)
Increase in trade payable                                                      1,947             467
Increase in other payables and credits                                           383              92
                                                                              ------           -----
                                                                              (2,462)           (591)
                                                                              ------           -----
Total adjustments required to reconcile loss to net cash basis used in
operating activities                                                          (2,098)           (503)
                                                                              ======           =====

                                CSTI HI-TEC LTD.

                        Notes To The Financial Statements





Note 1 - General

CSTI (Clean Systems Technology Israel) Hi-Tec Ltd. ("the company") is an Israeli Company engaged in design, manufacture, installation and maintenance of ultra-high purity systems for gases and liquids for the processing industry. The company commenced its operations in March 1995.


Note 2 - Significant accounting policies

The significant accounting policies, that were used in the preparation of the financial statements, in accordance with prior period, include the following:


A. Adjusted financial statements

   The financial statements have been prepared in accordance with generally accepted accounting principles, on the historical cost basis, without giving expression to the effect of the changes in the general purchasing power of the Israeli currency during the year, as indicated by the Israeli Consumer Price Index.


B. Convenience translation

   The adjusted financial statements as of June 30, 2001 have been translated into U.S. dollars using the representative exchange rate as of that date (U.S. $ = NIS 4.165). The translation was made solely for the convenience of the reader. The dollar amounts so presented in these financial statements should not be construed as representing amounts receivable or payable in dollars or convertible into dollars, unless otherwise indicated.


C. Inventory and on-going work

   1. Inventory is valued at the lower of cost and net realizable value. Cost is determined by the "first in first out" (FIFO) method.

   2. On-going work is valued at direct cost of work and material and overhead expenses.


D. Investment

   Investment in the subsidiary is included in the financial statements as cost.

                                CSTI HI-TEC LTD.

                        Notes To The Financial Statements

                                 (In thousands)




Note 2 - Significant accounting policies (continued)


E. Fixed assets

   Fixed assets are recorded at cost and are depreciated over their estimated useful lives, on the straight-line method.

   Depreciation rates:
   Annual depreciation rates are as follow:                       %
                                                                 ---
   Leasehold improvement                                           10
   Machinery and equipment                                       6-20
   Clean room                                                      10
   Office furniture and equipment                                6-33
   Vehicles                                                        15


F. Revenue recognition

   Revenues from on-going contractor projects are recognized according to the stage of completing of the contract activity, after performing at least a certain rate of each contract activity.


G. Allowance for doubtful accounts

   The allowance is determined for specific debts doubtful of collection.

H. Significant estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amount of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

I. Fair value of derivative instruments

   The accountant number of cash and cash equivalents, short-term investments, trade receivables, debtors, bank credit and others, trade payables, creditors are at their fair value.

J. Cash equivalents

   Cash equivalents includes short-term deposits original maturity of not more than three months.

                                CSTI HI-TEC LTD.

                        Notes To The Financial Statements

                                 (In thousands)



Note 3 - Trade receivables                                     AT 30 JUNE
                                                                  2001
                                                             --------------
                                                                   N.I.S
                                                                   -----
Open accounts domestic                                              291
Open accounts abroad                                              3,378
Subsidiary company                                                5,749
                                                                  -----

                                                                  9,418
Less, allowance for doubtful accounts                                93
                                                                  -----

                                                                  9,325
                                                                  =====


Note 4 - Other receivables                                     AT 30 JUNE
                                                                  2001
                                                             --------------
                                                                  N.I.S
                                                                  -----
Income receivable                                                   150
Institutions                                                        266
Employees                                                           276
Sundry and prepaid expenses                                         146
                                                                    ---

                                                                    838
                                                                    ===

Note 5 - Investment in a subsidiary

In 1997 the Company started a fully owned subsidiary in Italy named C.S.T. ITALY S.R.L.

                                CSTI HI-TEC LTD.

                        Notes To The Financial Statements

                                 (In thousands)
Note 6 - Fixed assets

A. The fixed assets consist of the following:                                             Office
                                                                Machinery                 Furniture
                                               Leasehold        And           Clean       And
                                       Land    Improvements     Equipment     Room        Equipment      Vehicles   Total
                                       ----    ------------     ---------     ----        ---------      --------   -----
Cost
At January 1, 2001                      436        554            2,785       1,044          620           459      5,898
Additions during the period              -          30              711          29          186           316      1,272
Deductions during the period             -          -               -            -            -            (83)       (83)
                                        ---        ---            -----      ------          ---           ---      -----

As at June 30, 2001                     436        584            3,496       1,073          806           692      7,087
                                        ---        ---            -----      ------          ---           ---      -----

Accumulated depreciation
At January 1, 2001                       -         210              982         716          240           131      2,279
Additions during the period              -          20              183          18           50            48        319
Deductions during the period             -          -               -            -            -            (12)       (12)
                                        ---        ---            -----      ------          ---           ---      -----

As at June 30, 2001                      -         230            1,165         734          290           167      2,586
                                        ---        ---            -----      ------          ---           ---      -----
Depreciated cost
As at June 30, 2001                     436        354            2,331         339          516           525      4,501
                                        ===        ===            =====      ======          ===           ---      =====

B. Collaterals - See note 14.



Note 7 - Short - term credit                                                      AT 30 JUNE
                                                                                     2001
                                                                                  ----------
Short-term credit from banks                                                         4,756
Short-term loans from banks                                                             52
Current maturities of long-term liabilities                                            212
                                                                                     -----

                                                                                     5,020
                                                                                     =====


Note 8 - Trade payable                                                            AT 30 JUNE
                                                                                     2001
                                                                                  ----------
Open accounts domestic                                                               3,389
Open accounts abroad                                                                 2,884
Postdated cheques                                                                      784
                                                                                     -----

                                                                                     7,057
                                                                                     =====

                                CSTI HI-TEC LTD.

                        Notes To The Financial Statements

                                 (In thousands)


Note 9 - Advance payments for on-going work                                       AT 30 JUNE
                                                                                     2001
                                                                                  ----------
                                                                                    N.I.S
                                                                                    -----

Advance payments                                                                     2,630
Less, cost of on-going work                                                          2,093
                                                                                     -----

                                                                                       537
                                                                                     =====


Note 10 - Other payables and credits                                              AT 30 JUNE
                                                                                  ----------
                                                                                     2001
                                                                                  ----------
                                                                                    N.I.S
                                                                                    -----

Institutions                                                                           10
Salaries and wages                                                                  1,142
Accrued liabilities                                                                   864
                                                                                    -----

                                                                                    2,016
                                                                                    =====

Note 11 - Shareholders' loans

Loans from shareholders are not linked and are non-interest bearing.


Note 12 - Long-term bank loans
                                         Annual rate of               AT 30 JUNE
                                         interest                        2001
                                         --------------------         ----------

                                                                        N.I.S
                                                                        -----
Non linked loans from                            12.7%                    145
banks
Non linked and non interest bearing
loans from banks                                                           78
Less - current maturities                                                (212)
                                                                         ----

                                                                           11
                                                                         ====

                                CSTI HI-TEC LTD.

                        Notes to the Financial Statements

                              In N.I.S. (thousands)

Note 13 - Liability for employee rights upon retirement, net of amount funded


                                                                                AT 30 JUNE
A. The reserve for severance pay consist of the following:                         2001
                                                                                ----------
                                                                                  N.I.S
                                                                                  -----

    Accrued severance pay                                                          373
    Less, amounts in funds                                                         128
                                                                                   ---

                                                                                   245
                                                                                   ===

B. The company's reserve for severance pay is pursuant to the Israeli law. The accrued severance pay reflects the Company's liability to its employees. The deposit in approved funds include and linkage increments thereon.



Note 14 - Contingencies and collaterals

A. In order to secure its debts to the banks, the company placed collaterals at unlimited amounts, on all its assets, shares, goodwill and insurance privileges.

B. In 2000 there were two claims from suppliers against the Company, in the amount of 18,000 NIS and 5,000 NIS. In the financial statements the disclosure is on the amount of 10,000 NIS.



Note 15 - Share capital

A. The balance as at June 30, 2001 is:

                                                                              Authorized           Issued And Paid
                                                                              ----------           ---------------
       Common shares at 1 N.I.S Par value each                                   1,814                1,151
                                                                                 -----                -----

                                                                                 1,814                1,151
                                                                                 =====                =====

B. In January 1997, an agreement to invest in the Company was reached between the Company and foreign investors. The agreement specifies a number of terms for issuance of Company shares. 51 Company shares will be issued in 2001.

                                CSTI HI-TEC LTD.

                        Notes to the Financial Statements

                                 (In thousands)


Note 16 - Sales                                                                     FOR THE
                                                                                  PERIOD ENDED
                                                                                    30 JUNE
                                                                                  ------------
                                                                                      2001
                                                                                  ------------
                                                                                     N.I.S
                                                                                     -----
Domestic sales                                                                           599
Sales abroad                                                                          30,348
                                                                                      ------

                                                                                      30,947
                                                                                      ======



Note 17 - Cost of sales                                                              FOR THE
                                                                                  PERIOD ENDED
                                                                                     30 JUNE
                                                                                  ------------
                                                                                      2001
                                                                                  ------------
                                                                                     N.I.S
                                                                                     -----
Materials
    Inventory at January 1                                                             2,597
    Materials purchase                                                                12,693
    Inventory at 30 June, 2001                                                        (3,024)
                                                                                      ------

                                                                                      12,266
                                                                                      ------
Salaries and related expenses                                                          3,574
Subcontractors                                                                           733
Cost of service abroad                                                                 2,329
Rent and taxes                                                                           210
Vehicles and transportation                                                              436
Equipment maintenance and insurance                                                      209
Depreciation                                                                             245
Changes in on-going work                                                               1,258
Sundry                                                                                   113
                                                                                      ------

                                                                                      21,373
                                                                                      ======

                                CSTI HI-TEC LTD.

                        Notes to the Financial Statements

                                 (In thousands)

Note 18 - Administrative and general expenses

                                                                                   FOR THE
                                                                                 PERIOD ENDED
                                                                                   30 JUNE
                                                                                 ------------
                                                                                     2001
                                                                                 ------------

                                                                                    N.I.S
                                                                                    -----
Salaries and related expenses                                                       1,262
Vehicles and transportation                                                            35
Professional fees                                                                     469
Telephone                                                                             249
Office and office maintenance                                                          66
Foreign travel                                                                        220
Advertising                                                                            93
Depreciation                                                                           73
Sundry                                                                                405
                                                                                    -----

                                                                                    2,872
                                                                                    =====

Note 19 - Taxes on income

A. Tax benefits under the law for the Encouragement of Capital Investments, 1959 (hereinafter - the law).

   At August 1, 2001 the company granted a status of "approved enterprise", the company will be entitled to various tax benefits.

   Under the law, by virtue of the "approved enterprise" status, the company will be entitled to various tax benefits, as follow:

   (1) Tax exemption on income from its approved enterprise for a period of 10 years since the company has elected the "alternative benefits" (involving waiver of investment grants). In the event of distribution of cash dividends out of income which was tax exempt as above, the company would have to pay corporate tax at the rate 25% of the amount distributed.

   (2) The company is entitled to claim accelerated depreciation for five tax years commencing in the first year of operation of each asset, in respect of property and equipment used by the approved enterprise.


   The entitlement to the above benefits is conditional upon the company's fulfilling the conditions stipulated by the law, regulations published thereunder and the instruments of approval for the specific investments in the approved enterprise. In the event of failure to comply with these conditions, the benefits may be cancelled and the company may be required to refund the amount of the benefits, in whole or in part, with the addition of interest.

                                CSTI HI-TEC LTD.

                        Notes to the Financial Statements

                                 (In thousands)



Note 19 - Taxes on income (continued)


B. Measurement of results for tax purposes under the Income Tax (Inflationary Adjustments) Law, 1985 (hereinafter - the inflationary adjustments law).

   Under the inflationary adjustments law, results for the tax purposes are measured in real terms having regard to the changes in the consumer price index. The company will be taxed under this law.


C. The law for the Encouragement of Industry (Taxation), 1969

   The company will be an "industrial company" as defined by this law. As such, the company will be entitled to claim depreciation at increased rates for equipment used in industrial activity, as stipulated by regulations published under the inflationary adjustments law.

                                  Schedule 2.9

A Settlement Agreement dated as of November 20th, 2000 between the Company and Clean Systems Technology Inc.

                                Schedule 2.9 (c)

Not Applicable

To whom it may concern                                                 8/9/2001
----------------------





                    Re: Clean Systems Technology Hi-Tech Ltd.
                              (hereinafter: "CSTI")

Our client, CSTI, is involved in the following legal procedures:

A lawsuit, that was submitted at the "Shalom Court" in Haifa (hereinafter: "the Court"), in which the company named Unirent Ltd. claimed from CSTI a sum of approximately NIS 11,000.

In a compromise agreement, authorized by the Court, accordingly, CSTI was supposed to pay Unirent Ltd. a sum of NIS 6,000, there is an open dispute concerning the issue whether a deposit cheque that CSTI submitted the plaintiff regarding a different transaction, of NIS 5,000, that was withdrawn by the plaintiff would be regarded as a part of the authorized Compromise Agreement's payment.

An additional lawsuit, that was submitted as well at the "Shalom Court" in Haifa, in which the company named Yakir Fried Michun Misradi Ltd. (translation:
Yakir Fried Office Mechanism Ltd.) claimed from CSTI a sum of approximately NIS 18,000.

The suit was submitted according to contracts signed between the parties and accordingly, we estimate that a decision in favor of the plaintiff might be given, although the defendant has some claims that might reduce the sum claimed in this lawsuit.




                                                     Sincerely,

                                                     Meir Elazar, Adv.

                                  Schedule 2.12

--------------------------------------------------------------
              Name                        Profession
--------------------------------------------------------------
Abutbol Josef                               Fitter
--------------------------------------------------------------
Afsai Maayan                           Assistant fitter
--------------------------------------------------------------
Allouch Michel                        Autocad technician
--------------------------------------------------------------
Amar Yosef                             Project Manager
--------------------------------------------------------------
Amsalem Oshrit                            Purchasing
--------------------------------------------------------------
Atar Marco                                    QC
--------------------------------------------------------------
Azran Avraham                          Assistant fitter
--------------------------------------------------------------
Bstiker Malka                             Houskeeper
--------------------------------------------------------------
Bashenski Konstantin                      Locksmith
--------------------------------------------------------------
Bhasteker Shimon                            Fitter
--------------------------------------------------------------
Benavi Izhak                               Manager
--------------------------------------------------------------
Benhamou Meir                               Fitter
--------------------------------------------------------------
Bensaadon Yechiel                      Project Manager
--------------------------------------------------------------
Blaywais haim                                 QC
--------------------------------------------------------------
Chocron Markos                           Storekeeper
--------------------------------------------------------------
Cohen Eyal                                  Fitter
--------------------------------------------------------------
Cohen Moshe - Director                     Director
--------------------------------------------------------------
Cureolapnik Michael                         Welder
--------------------------------------------------------------
Dadon Tomer                            Assistant fitter
--------------------------------------------------------------
Dagon Gal                              Assistant fitter
--------------------------------------------------------------
Davidovitz Lior                               QC
--------------------------------------------------------------
Diazdelcanto Victorherman                   Fitter
--------------------------------------------------------------
Donchik Dimitry                             Fitter
--------------------------------------------------------------
Donchou Alexsander                          Welder
--------------------------------------------------------------
Donchou Louri                          Assistant fitter
--------------------------------------------------------------
Dumbrava Genadi                        Welder / Fitter
--------------------------------------------------------------
Elazar Gilad                            Budget control
--------------------------------------------------------------
Elian Shai                                    QC
--------------------------------------------------------------
Elias Sarit                               Secretary
--------------------------------------------------------------
Elimalic Dekel                         Assistant welder
--------------------------------------------------------------
Eranshtain David                            Clerk
--------------------------------------------------------------
Feingold Akivakirill                        Welder
--------------------------------------------------------------
Ganot Shlomit                             Secretary
--------------------------------------------------------------
Girafi Avishai                              Fitter
--------------------------------------------------------------
Goldshmit Yehuda                       Welder / Fitter
--------------------------------------------------------------
Gorlik Puter                              Locksmith
--------------------------------------------------------------
Gueta Golan                                   QC
--------------------------------------------------------------
Gurevitz Tatiana                           Engineer
--------------------------------------------------------------
Hadari Guy                             Assistant fitter
--------------------------------------------------------------
Haimov Viatzislav                         Locksmith
--------------------------------------------------------------
Horovitz Ester                             Engineer
--------------------------------------------------------------
Illous Moshe                                Fitter
--------------------------------------------------------------
Itzhakpour Oded                             Fitter
--------------------------------------------------------------
Kabush Viacheslav                           Welder
--------------------------------------------------------------
Khaut Naum                                  Welder
--------------------------------------------------------------

Klaiman Helena                              Welder
--------------------------------------------------------------
Krispin Shahar                                QC
--------------------------------------------------------------
Leibowitz Yona                         Finance manager
--------------------------------------------------------------
Levitin Alexander                           Welder
--------------------------------------------------------------
Lugasi Haim                               Bookeeper
--------------------------------------------------------------
Lustgarten Jacob                          President
--------------------------------------------------------------
Lustgarten Mario                         QC engineer
--------------------------------------------------------------
Lvovsky Yehonatan                          Engineer
--------------------------------------------------------------
Maman Shimon                                Welder
--------------------------------------------------------------
Mazaltrim Inbal                           Secretary
--------------------------------------------------------------
Milman Larik                                Fitter
--------------------------------------------------------------
Nahmani Rany Itshak                           QC
--------------------------------------------------------------
Nagauker Oren                          Assistant fitter
--------------------------------------------------------------
Nasir Itzhak                           Fitter / Welder
--------------------------------------------------------------
Nezri Amram                               Locksmith
--------------------------------------------------------------
Peress Boris                                Welder
--------------------------------------------------------------
Ponimansky Valeri                           Welder
--------------------------------------------------------------
Popov Victor                          Asssistant welder
--------------------------------------------------------------
Postriganev Alexander                  Welder assistant
--------------------------------------------------------------
Pozin Konstantin                       Assistant fitter
--------------------------------------------------------------
Reuben Abraham                         Project Manager
--------------------------------------------------------------
Reuveni Alon                             Storekeeper
--------------------------------------------------------------
Sarid Gabi                            Operation manager
--------------------------------------------------------------
Strets Yacov                           Assistant welder
--------------------------------------------------------------
Shariker Bar Yohai                     Project Manager
--------------------------------------------------------------
Shvab Roman                                 Fitter
--------------------------------------------------------------
Tabachnic Boris                             Welder
--------------------------------------------------------------
Tafra Avi                              Assistant welder
--------------------------------------------------------------
Tzuria Beni                                 Welder
--------------------------------------------------------------
Urbach Yosef                          Gas system manager
--------------------------------------------------------------
Uzan Feliks                               Tecnician
--------------------------------------------------------------
Vaizgal Ranpinhas                      Assistant Fitter
--------------------------------------------------------------
Vescer Arcadi                               Welder
--------------------------------------------------------------
Yarden Avi                                  Fitter
--------------------------------------------------------------
Yitshak Lior                               Engineer
--------------------------------------------------------------
Zikri Haim                             Assistant Fitter
--------------------------------------------------------------

                                  Schedule 3.9

Not Applicable

                                  Schedule 3.12

Not Applicable

                                  Schedule 3.15

Not Applicable

                                CSTI HI-TECH LTD.
                         Registration Number 51-210453-0

                                     MINUTES

                 Of the Meeting of the Board of Directors of the
                                 Company held at
                               Kiryat-Gat, Israel
                             On September 10th, 2001

PRESENT:          A Legal Quorum

CHAIRMAN:         Jacob Lustgarten

AGENDA: The ratification and approval of the agreement dated as of August 21, 2001 between CSTI Hi-Tech Ltd. (hereinafter: "the Company"), the shareholders of the Company, Entertainment International LTD and ENTI Acquisition I CORP and the transactions contemplated thereunder.

After due deliberation, it was unanimously resolved -

RESOLUTIONS:

     To ratify and approve the agreement dated as of August 21, 2001 between the Company, the shareholders of the Company, Entertainment International LTD and ENTI Acquisition I CORP and the transactions contemplated thereunder.



There being no other businesses, the Meeting was concluded.


 /s/ Jacob Lustgarten
______________________________
 Jacob Lustgarten, Chairman

                                CSTI HI-TECH LTD.
                         Registration Number 51-210453-0

                                     MINUTES

                    Of the Meeting of the Shareholders of the
                                 Company held at
                               Kiryat-Gat, Israel
                              On October 7th, 2001

PRESENT:          A Legal Quorum

CHAIRMAN:         Jacob Lustgarten

AGENDA: The ratification and approval of the agreement dated as of August 21, 2001 between CSTI Hi-Tech Ltd. (hereinafter: "the Company"), the shareholders of the Company, Entertainment International LTD and ENTI Acquisition I CORP and the transactions contemplated thereunder.

After due deliberation, it was unanimously resolved -

RESOLUTIONS:

     To ratify and approve the agreement dated as of August 21, 2001 between the Company, the shareholders of the Company, Entertainment International LTD and ENTI Acquisition I CORP and the transactions contemplated thereunder.



There being no other businesses, the Meeting was concluded.


 /s/ Jacob Lustgarten
__________________________________
 Jacob Lustgarten, Chairman

October 12, 2001
Ramat - Gan
Our No:17262


                               COMFORT CERTIFICATE



         We refer to a certain Stock Purchase Agreement dated as of the 21st day of August 2001, by and among Entertainment International Ltd., ENTI Acquisition I Corp., CSTI Hi-Tech Ltd. ("CSTI"), and the shareholders of CSTI (the "Agreement").

         The undersigned hereby certifies that to the best of his knowledge from the time of the signing of the Agreement and until the date of the Closing (as defined in the Agreement) CSTI did not undergo any material adverse changes with respect to its financial status.



                    Sincerely

            Itzchaky Lion & Co.
   Certified Public Accountants (Isr)

                                  Schedule "B"


                                     WAIVER

                   CSTI HI-TECH LTD ("CSTI" or the "Company")


The undersigned hereby irrevocably waives and any and all preemptive rights, rights of first refusal and all similar rights which it may have or was entitled to have pursuant a certain investment agreement dated as of January 19, 1997 between the Company and the undersigned, the Article of Association of the Company or any other instrument or document, in connection with the Agreement (as defined in a letter sent to the undersigned by the Company dated as of September 11, 2001) and all the transactions contemplated thereunder.













Shareholder: Mullingar Limited

Date: Liel Hi-Tech Systems Ltd.
      _________________________

Signature: s/s
           _____________________

                                  Schedule "B"


                                     WAIVER

                   CSTI HI-TECH LTD ("CSTI" or the "Company")


The undersigned hereby irrevocably waives and any and all preemptive rights, rights of first refusal and all similar rights which it may have or was entitled to have pursuant a certain investment agreement dated as of January 19, 1997 between the Company and the undersigned, the Article of Association of the Company or any other instrument or document, in connection with the Agreement (as defined in a letter sent to the undersigned by the Company dated as of September 11, 2001) and all the transactions contemplated thereunder.













Shareholder: Saffray Limited

Date: 3rd October 2001
      _______________________

Signature: s/s
           _____________________

                                  Schedule "B"


                                     WAIVER

                   CSTI HI-TECH LTD ("CSTI" or the "Company")


The undersigned hereby irrevocably waives and any and all preemptive rights, rights of first refusal and all similar rights which it may have or was entitled to have pursuant a certain investment agreement dated as of January 19, 1997 between the Company and the undersigned, the Article of Association of the Company or any other instrument or document, in connection with the Agreement (as defined in a letter sent to the undersigned by the Company dated as of September 11, 2001) and all the transactions contemplated thereunder.













Shareholder: Burntwood Limited

Date: 3-10-01
      _______________________

Signature: s/s
           _____________________

                                  Schedule "B"


                                     WAIVER

                   CSTI HI-TECH LTD ("CSTI" or the "Company")


The undersigned hereby irrevocably waives and any and all preemptive rights, rights of first refusal and all similar rights which it may have or was entitled to have pursuant a certain investment agreement dated as of January 19, 1997 between the Company and the undersigned, the Article of Association of the Company or any other instrument or document, in connection with the Agreement (as defined in a letter sent to the undersigned by the Company dated as of September 11, 2001) and all the transactions contemplated thereunder.













Shareholder: Liel Hi-Tech Systems Ltd.

Date:
      _______________________

Signature:
           _____________________

                                  Schedule "B"


                                     WAIVER

                   CSTI HI-TECH LTD ("CSTI" or the "Company")


The undersigned hereby irrevocably waives and any and all preemptive rights, rights of first refusal and all similar rights which it may have or was entitled to have pursuant a certain investment agreement dated as of January 19, 1997 between the Company and the undersigned, the Article of Association of the Company or any other instrument or document, in connection with the Agreement (as defined in a letter sent to the undersigned by the Company dated as of September 11, 2001) and all the transactions contemplated thereunder.













Shareholder: Link Business Solutions

Date: 2/10/2001
     _______________________

Signature: s/s
           _____________________

                                  Schedule "B"


                                     WAIVER

                   CSTI HI-TECH LTD ("CSTI" or the "Company")


The undersigned hereby irrevocably waives and any and all preemptive rights, rights of first refusal and all similar rights which it may have or was entitled to have pursuant a certain investment agreement dated as of January 19, 1997 between the Company and the undersigned, the Article of Association of the Company or any other instrument or document, in connection with the Agreement (as defined in a letter sent to the undersigned by the Company dated as of September 11, 2001) and all the transactions contemplated thereunder.













Shareholder: Outlets Ltd.

Date: 1/10/2001
     _______________________

Signature: s/s
           _____________________

                                  Schedule "B"


                                     WAIVER

                   CSTI HI-TECH LTD ("CSTI" or the "Company")


The undersigned hereby irrevocably waives and any and all preemptive rights, rights of first refusal and all similar rights which it may have or was entitled to have pursuant a certain investment agreement dated as of January 19, 1997 between the Company and the undersigned, the Article of Association of the Company or any other instrument or document, in connection with the Agreement (as defined in a letter sent to the undersigned by the Company dated as of September 11, 2001) and all the transactions contemplated thereunder.













Shareholder: Pelican Consulting Inc.

Date:_______________________

Signature: __________________

                                  Schedule "B"


                                     WAIVER

                   CSTI HI-TECH LTD ("CSTI" or the "Company")


The undersigned hereby irrevocably waives and any and all preemptive rights, rights of first refusal and all similar rights which it may have or was entitled to have pursuant a certain investment agreement dated as of January 19, 1997 between the Company and the undersigned, the Article of Association of the Company or any other instrument or document, in connection with the Agreement (as defined in a letter sent to the undersigned by the Company dated as of September 11, 2001) and all the transactions contemplated thereunder.













Shareholder: Cedarwood Trading and Investment Ltd.

Date: October 5, 2001
      _______________________

Signature: s/s
           _____________________